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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) August 30, 2006

                             ALIGN TECHNOLOGY, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

            Delaware                    0-32259                94-3267295
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  (State or Other Jurisdiction        (Commission             (IRS Employer
       of Incorporation)              File Number)         Identification No.)

      881 Martin Avenue, Santa Clara, California                 95050
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       (Address of Principal Executive Offices)               (Zip Code)

                                 (408) 470-1000
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              (Registrant's Telephone Number, Including Area Code)

                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS

     On August 31, 2006, Align Technology, Inc. (the "Company") issued a press release announcing that the United States Court of Appeals for the Federal Circuit ("CAFC") has declared two out of a total of seventy-one claims in the Company's US Patent No. 6,398,548 and four out of a total of ten claims in US Patent No. 6,544,611 to be invalid as "obvious". The CAFC's decision reverses an earlier decision of the United States District Court for the Central District, Orange County Division that upheld the validity of these claims in a patent infringement suit between Ormco Corporation and the Company. A full text of the press release is attached to this Form 8-K as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

EXHIBIT NO.   DESCRIPTION
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99.1          Press Release of Align Technology, Inc. dated August 31, 2006

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 31, 2006                    ALIGN TECHNOLOGY, INC.


                                          By:  /s/ Roger E. George
                                               ---------------------------------
                                               Roger E. George
                                               Vice President of Corporate and
                                               Legal Affairs and General Counsel

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                                INDEX TO EXHIBITS

EXHIBIT NO.   DESCRIPTION
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99.1          Press Release of Align Technology, Inc. dated August 31, 2006